UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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DEPOMED, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DEPOMED, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
May 26, 2005

TO THE SHAREHOLDERS OF DEPOMED, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Depomed, Inc., a California corporation (the “Company”), will be held on Thursday, May 26, 2005 at 9:00 a.m., local time, at 1360 O’Brien Drive, Menlo Park, California 94025 for the following purposes:

1.                To elect directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

2.                To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

3.                To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on April 5, 2005 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a proxy.

By Order of the Board of Directors
Menlo Park, California	Julian N. Stern
April 21, 2005	Secretary

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

DEPOMED, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

The enclosed Proxy is solicited on behalf of the Board of Directors (the “Board”) of Depomed, Inc. for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held Thursday, May 26, 2005 at 9:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company’s principal executive offices at 1360 O’Brien Drive, Menlo Park, California 94025. The telephone number at that address is (650) 462-5900.

These proxy solicitation materials were mailed on or about April 21, 2005 to all shareholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

Shareholders of record at the close of business on April 5, 2005 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 39,732,701 shares of the Company’s Common Stock, no par value (the “Common Stock”), and 15,821 shares of the Company’s Series A Preferred Stock, no par value (the “Preferred Stock”), were issued and outstanding.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

Voting and Solicitation

Holders of Common Stock are entitled to one vote for each share of Common Stock held. Holders of Preferred Stock are not entitled to vote at the Annual Meeting. In order to constitute a quorum for conduct of business at the Annual Meeting, a majority of the shares of Common Stock outstanding on the Record Date must be represented at the Annual Meeting.

Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile or other method. No additional compensation will be paid for any such services. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the shareholders, will be borne by the Company. The Company may reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of Common Stock.

Quorum; Required Votes; Abstentions and Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Under California law and the Company’s Amended and Restated Articles of Incorporation and Bylaws, if a quorum exists at the Annual Meeting: (a) the nominees for director who receive the greatest number of affirmative votes cast will be elected to the Board; and (b) the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005 will be approved if it receives the affirmative vote of the majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions will be treated as shares that are present for purposes of determining the presence of a quorum. Abstentions will have the effect of a vote against proposals brought before the Annual Meeting. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (a broker non-vote), those shares will be considered as present for quorum purposes on all matters but will not be considered votes cast on that matter, and, accordingly, will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to a particular matter.

PROPOSAL NO. 1
Election of Directors

Nominees

The Bylaws of the Company provide for a Board consisting of between five and nine directors. Seven directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below. All of the nominees named below are presently directors of the Company. Each of the nominees was elected to his present term by the shareholders of the Company.

The present term of each of the directors continues until the Annual Meeting and until his successor has been elected and qualified. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who will be designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

The name of and certain other information regarding each nominee is set forth in the table below.

Name of Nominee	Age	Principal Occupation	Director Since
John W. Fara, Ph.D.	62	Chairman, President and Chief Executive Officer of Depomed, Inc.	1995
G. Steven Burrill[1,2,3]	60	Chief Executive Officer, Burrill & Company	1997
Gerald T. Proehl[2]	46	President and Chief Executive Officer, Santarus, Inc.	2004
John W. Shell, Ph.D.	79	Founder, Retired Chairman and Chief Scientific Officer of Depomed, Inc.	1995
Craig R. Smith,M.D.[1]	59	Director, Guilford Pharmaceuticals, Inc.	2004
Peter D. Staple[1,3]	53	Chief Executive Officer, BioSeek, Inc.	2003
Julian N. Stern[2,3]	80	Attorney, Heller Ehrman LLP	2001

(1)          Current member of the Audit Committee

(2)          Current member of the Compensation Committee

(3)          Current member of the Nominating Committee

The Articles of Incorporation and Bylaws of the Company contain provisions eliminating or limiting the personal liability of directors for violations of a director’s fiduciary duty to the extent permitted by the California General Corporation Law.

John W. Fara, Ph.D. joined the Company as a director in 1995 and was appointed its President and Chief Executive Officer in 1996. In April 2000, he became Chairman of the Board of Directors of the Company succeeding Dr. John W. Shell, the founder of the Company. From 1990 to 1996, Dr. Fara was President and Chief Executive Officer at Anergen, Inc., a biotechnology company, and prior to 1990 was President of Prototek, Inc., an early stage pharmaceutical development company. Before joining Prototek, he was Director of Biomedical Research and then Vice President of Business Development during ten years with ALZA Corporation (ALZA). Dr. Fara is also a director of IOMED, Inc. and AVI Biopharma, Inc., and is active in the business functions of several professional associations. He received a B.S. degree from the University of Wisconsin and a Ph.D. degree from the University of California at Los Angeles.

G. Steven Burrill has served as director of the Company since August 1997. He founded and has been Chief Executive Officer of Burrill & Company, a life sciences merchant bank, since 1997. Mr. Burrill served in the same capacity at Burrill & Company’s predecessor firm, Burrill & Craves, between 1994 and 1996. Prior to starting Burrill & Craves, Mr. Burrill spent 28 years with Ernst & Young LLP, as Partner and as International Chairman of the firm’s Manufacturing/High Technology/Life Sciences Industry Practice. Mr. Burrill is also a director of Icoria, Inc., Third Wave Technologies, Inc. and several private companies.

Gerald T. Proehl has served as a director of the Company since May 2004. Since January 2002, Mr. Proehl has served as President, Chief Executive Officer and director of Santarus, Inc., a specialty pharmaceutical company. Mr. Proehl joined Santarus in April 1999 as Vice President, Marketing and Business Development until March 2000 when he was appointed President and Chief Operating Officer. Prior to joining Santarus, Mr. Proehl was with Hoechst Marion Roussel, Inc., a global pharmaceutical company, for 14 years, where he served in various capacities in multiple therapeutic areas including gastrointestinal, cardiovascular, wound care and central nervous system, and from March 1997 to April 1999 served as Vice President of Global Marketing. Mr. Proehl holds a B.S. in Education from the State University of New York at Cortland, an M.A. in exercise physiology from Wake Forest University and an M.B.A. from Rockhurst College.

John W. Shell, Ph.D. is the founder of Depomed and served as its Chairman of the Board of Directors from its inception in August 1995 to April 2000, when he retired as the Company’s Chairman and Chief Scientific Officer. Dr. Shell served as the Company’s President and Chief Executive Officer from 1995 to 1996. Prior to founding Depomed, Dr. Shell served as Vice President of Research at Johnson & Johnson’s IOLAB division. His experience also includes eight years as a Senior Research Scientist at the Upjohn Company, six years as Director of Research for Allergan Pharmaceuticals, and 15 years with ALZA Corporation, dating from its founding in 1968. At ALZA he held positions as Vice President of the pharmaceutical division and Vice President of Business Development.

Craig R. Smith, M.D. has served as a director of the Company since May 2004. Dr. Smith served as Chairman, President and Chief Executive Officer of Guilford Pharmaceuticals Inc. until his retirement in 2004. Dr. Smith continues to serve as a director of Guilford. Dr. Smith joined Guilford as a director at Guilford’s inception in July 1993 and was elected President and Chief Executive Officer in September 1993. He was elected as Guilford’s Chairman in 1994. Prior to joining Guilford, Dr. Smith was Senior Vice President for Business and Market Development at Centocor, Inc., a biotechnology company. Dr. Smith joined Centocor in 1988 as Vice President of Clinical Research after serving on the faculty of the Department of Medicine at Johns Hopkins Medical School for 13 years. Dr. Smith received his M.D. degree from the State University of New York at Buffalo in 1972 and received training in Internal Medicine at Johns Hopkins Hospital from 1972 to 1975.

Peter D. Staple has served as a director of the Company since November 2003. Since March 2002, Mr. Staple has served as Chief Executive Officer and director of BioSeek, Inc., a privately held drug discovery company. From 1994 to 2002, Mr. Staple was a member of the senior executive team at ALZA Corporation, where he was most recently Executive Vice President, Chief Administrative Officer and General Counsel. Prior to joining ALZA, Mr. Staple held the position of Vice President, Associate General Counsel for biopharmaceutical company Chiron Corporation. Mr. Staple previously served as Vice President, Associate General Counsel for Cetus Corporation, a biotechnology company. Mr. Staple received his J.D. degree from Stanford Law School and his B.A. degree from Stanford University.

Julian N. Stern has served as a director of the Company since April 2001. Mr. Stern has served as the Company’s Secretary since its founding. He is the sole shareholder of a professional corporation that was a partner of the predecessor of the law firm of Heller Ehrman White & McAuliffe LLP. Mr. Stern also serves as a director of several private companies.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE
ELECTION OF EACH OF THE NOMINATED DIRECTORS

Compensation of Directors

Non-employee members of the Board, excluding Dr. Shell, receive the following compensation for their service on the Board and committees of the Board: (i) an annual cash retainer of $10,000; (ii) $1,500 for each meeting of the Board attended in person; (ii) $500 for each meeting of the Board attended by telephone; (iv) $1,000 for each meeting of the Audit and Compensation Committees of the Board attended in person; and (v) $500 for each meeting of the Audit and Compensation Committees of the Board attended by telephone. The chairman of the Audit Committee receives an additional annual cash retainer of $10,000. The chairman of the Compensation Committee receives an additional annual cash retainer of $5,000. Non-employee directors are also reimbursed for their expenses in connection with attendance at Board meetings. Dr. Shell’s compensation in 2004 totaled $10,546. John Fara, the only member of the Board who is an employee of the Company, does not receive additional compensation for his services as a director of the Company.

Under the Company’s 2004 Equity Incentive Plan, upon appointment to the Board, each non-employee director receives a nonstatutory stock option to purchase 15,000 shares of Common Stock vesting in equal monthly installments over 48 months. Each non-employee director who has served on the Board for at least six months as of the date of the last regularly scheduled meeting of the Board in each calendar year receives a nonstatutory stock option to purchase 10,000 shares of Common Stock vesting in equal monthly installments over 12 months.

Board Meetings and Committees

The Board held a total of nine meetings during the fiscal year ended December 31, 2004. Each of the directors attended at least 75% of the aggregate of all meetings of the Board and of the committees, if any, upon which such director served.

The Board has determined that the following directors are “independent” under current Nasdaq rules: G. Steven Burrill, Gerald T. Proehl, Craig R. Smith, Peter D. Staple and Julian N. Stern.

The Board has established an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee.   The Company’s Audit Committee consists of Messrs. Burrill and Staple and Dr. Smith. Mr. Burrill is the Chairman of the Audit Committee. The Audit Committee met four times in 2004. The Audit Committee oversees the Company’s corporate accounting and financial reporting process. The Audit Committee evaluates the independent registered public accounting firm’s qualifications, independence and performance; determines the engagement of the Company’s independent registered public accounting firm; approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the engagement team as required by law; reviews the Company’s financial statements; reviews the Company’s critical accounting policies and estimates; and discusses with management and the independent registered public accounting firm the results of the annual audit and the review of the Company’s quarterly financial statements. The Board has determined that Mr. Burrill is the Company’s audit committee financial expert under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. The composition of the Audit Committee meets the requirements for independence under the current requirements of the Sarbanes-Oxley Act of 2002, the Nasdaq National Market and SEC rules and regulations. The Company believes that the functioning of its Audit Committee complies with the applicable requirements of the Sarbanes-Oxley Act of 2002, the Nasdaq National Market and SEC rules and regulations.

Compensation Committee.   The Company’s Compensation Committee consists of Messrs. Burrill, Stern and Proehl. Mr. Burrill is the Chairman of the Compensation Committee. The Compensation Committee met three times in 2004. The Compensation Committee reviews and recommends policies relating to compensation and benefits of the Company’s officers and employees, including reviewing and approving corporate goals and objectives relevant to compensation of the Chief Executive Officer, other executive officers and key employees, evaluating the performance of these officers in light of those goals and objectives, and setting compensation of these officers based on such evaluations. The Compensation Committee also administers the issuance of stock options and other awards under the Company’s equity incentive plans. The composition of the Compensation Committee meets the requirement for independence under applicable requirements of the Nasdaq National Market. The Company believes that the functioning of its Compensation Committee complies with applicable requirements of the Nasdaq National Market and SEC rules and regulations.

Nominating Committee.   The Company’s Nominating Committee consists of Messrs. Staple, Stern and Burrill. Mr. Staple is the Chairman of the Nominating Committee. The Nominating Committee held one meeting in 2004. The Nominating Committee identifies and evaluates nominees for election as directors. The composition of the Company’s Nominating Committee meets the requirement for independence under applicable requirements of the Nasdaq National Market. The Company believes that the functioning of its Nominating Committee complies with applicable requirements of the Nasdaq National Market and SEC rules and regulations. A copy of the charter of the Nominating Committee can be found at: http://www.depomedinc.com.

The information below describes the criteria and process that the Nominating Committee uses to evaluate candidates to the Board.

Criteria for Nomination to the Board of Directors.   The Nominating Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to ensure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, and that members of the Audit Committee meet the financial literacy requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC. Nominees for director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

Shareholders Proposals for Nominees.   The Nominating Committee will consider written proposals from shareholders for nominees for director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include (at a minimum) the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of the Company’s Common Stock which are owned beneficially and of record by such shareholder(s); and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “SHAREHOLDER PROPOSALS” below.

Process for Identifying and Evaluating Nominees.   The process for identifying and evaluating nominees to the Board of Directors is initiated by identifying a slate of candidates who meet the criteria for selection as nominees and who have the specific qualities or skills being sought based on input from members of the Board of Directors and, if the Nominating Committee deems appropriate, a third-party search firm. Candidates are evaluated by the Nominating Committee by reviewing the candidates’ biographical information and qualification and checking the candidates’ references. Qualified nominees are interviewed by at least one member of the Nominating Committee. Serious candidates meet, either in person or by telephone, with all members of the Nominating Committee and as many other members of the Board as practicable, and using the input from such interviews and the information obtained by the Nominating Committee, the Nominating Committee evaluates which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board of Directors that the Board of Directors nominate, or elect to fill a vacancy, with one of the final prospective candidates. Candidates recommended by the Nominating Committee are presented to the Board of Directors for selection as nominees to be presented for the approval of the shareholders or for election to fill a vacancy. The Nominating Committee expects that a similar process will be used to evaluate nominees recommended by shareholders. However, to date, the Company has not received any shareholder proposal to nominate a director.

Nominees to the Board of Directors for the Annual Meeting.   The nominees for the Annual Meeting were recommended for selection by the Nominating Committee and were selected by the Board of Directors.

How to Contact the Board of Directors

Interested parties wishing to contact the directors of the Company may do so by writing to them at the following address: c/o Chief Financial Officer, 1360 O’Brien Drive, Menlo Park, CA 94025. All letters received will be categorized and processed by the Company’s Chief Financial Officer. Comments or questions regarding the Company’s accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating Committee. All other comments and questions will be referred to the entire Board.

The Company has a policy of encouraging all directors to attend the annual shareholder meetings. Four of the Company’s directors attended the 2004 Annual Meeting.

Code of Business Conduct and Corporate Governance

The Board of Directors has adopted a Code of Business Conduct and Ethics which applies to all of the Company’s employees, officers and directors, including its principal executive officer, principal financial officer and controller. A copy of the code is available on the Company’s website at: http://www.depomedinc.com.

MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of the Common Stock as of April 5, 2005 (i) by each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) by each of the Company’s directors, (iii) by each of the Company’s executive officers named in the Summary Compensation Table below under the caption “Executive Compensation” and (iv) by all directors, director nominees and executive officers as a group. This table is based upon information supplied by directors, officers and certain principal shareholders, as well as information included in Securities and Exchange Commission filings made by principal shareholders. Unless otherwise indicated in the footnotes to this table and subject to applicable community property laws, each of the shareholders named in this table has sole voting and investment power with respect to the shares of Common Stock shown. Percentage of ownership is based on 39,732,701 shares of Common Stock outstanding as of April 5, 2005. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to the shares. Shares of Common Stock subject to outstanding options and warrants exercisable within 60 days of April 5, 2004 are deemed outstanding for computing the percentage of ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

An entity affiliated with Polygon Investment Partners acquired all of the Company’s Series A Preferred Stock in June 2004 from a subsidiary of Elan Corporation plc (“Elan”). The Company has been informed by Elan that the only shares of the Company’s Common Stock beneficially owned by Elan as of April 5, 2005 are the 1,440,758 shares of the Company’s Common Stock issuable upon conversion of a convertible promissory note held by a subsidiary of Elan at a conversion price equal to $7.30 per share. The note matures in January 2006.

Except as otherwise indicated, the address of each beneficial owner listed in the table is Depomed, Inc., 1360 O’Brien Drive, Menlo Park, CA 94025.

Name of Beneficial Owner	Aggregate Number of Shares of Common Stock		Number Subject to Convertible Securities Exercisable Within 60 Days		Percentage of Common Stock (%)
Biovail Laboratories Inc.[1]	9,823,525		5,731,493	[2]	21.6
Kopp Investment Advisors, LLC[3]	4,794,095	[4]	—		12.1
MDS Capital Corp.[5]	2,991,598	[6]	810,186		7.4
Mazama Capital Management, Inc.[7]	2,871,654	[8]	—		7.2
Polygon Investment Partners[9]	2,458,140	[10]	2,442,462		5.8
John W. Shell, Ph.D.	1,097,592		4,166		2.8
John W. Fara, Ph.D.	950,373		928,696		2.3
John N. Shell	726,966		226,956		1.8
John F. Hamilton	340,434		304,790		*
Bret Berner, Ph.D.	221,429		221,145		*
Julian N. Stern	147,499		64,166		*
G. Steven Burrill	109,166		109,166		*
Peter D. Staple	19,166		19,166		*
Craig R. Smith, M.D.	7,916		7,916		*
Gerald T. Proehl	7,916		7,916		*
All directors and executive officers as a group (10 persons)	3,628,457		1,894,083		8.7

*                    Less than one percent

(1)          The address of Biovail Laboratories Incorporated is Chelston Park, Building 2, Ground Floor, Collymore Rock, St. Michael, Barbados, West Indies.

(2)          Pursuant to the stock purchase agreement (the “Biovail Stock Purchase Agreement”), dated as of May 28, 2002, between the Company and Biovail Laboratories Incorporated (“Biovail”), Biovail has the option (the “Purchaser’s Option”) to acquire Common Stock up to the amount sufficient for Biovail to have purchased or been granted pursuant to the provisions of the Biovail Stock Purchase Agreement 20% of the issued and outstanding Common Stock following exercise of the option and at an exercise price initially equal to $5.00 per share, which per share exercise price increases at the rate of 20% per year, compounded monthly. Within 60 days of the Record Date, the Purchaser’s Option is exercisable for up to 5,162,339 shares of Common Stock at $8.92 per share. The Purchaser’s Option may be exercised at any time prior to July 9, 2005, subject to early termination in accordance with the Biovail Stock Purchase Agreement.

(3)          The address of Kopp Investment Advisors, LLC is 7701 France Avenue South, Suite 500, Edina, Minnesota 55435.

(4)          Includes: (i) 370,500 shares of Common Stock as to which Leroy C. Kopp has sole voting and dispositive power; (ii) 1,025,000 shares of Common Stock as to which Kopp Investment Advisors, LLC has sole dispositive power; and (iii) 3,398,598 shares as to which Kopp Investment Advisors, LLC has shared dispositive power. Kopp Investment Advisors, LLC also has sole voting power with respect to 3,532,245 of such shares.

(5)          The address of MDS Capital Corp. is 100 International Boulevard, Toronto, Ontario M9W 6J6.

(6)          Includes a total of 2,181,412 shares of Common Stock and 810,186 shares of Common Stock subject to warrants held by the following entities that may be deemed to be affiliated with MDS Capital Corp.: MDS Life Sciences Technology Fund II NC Limited Partnership, MDS Life Sciences Technology Fund II Quebec Limited Partnership, MLII Co-Investment Fund NC Limited Partnership and SC Biotechnology Fund LP.

(7)          The address of Mazama Capital Management, Inc. is One S.W. Columbia, Suite 1500, Portland, Oregon 97258.

(8)          Mazama Capital Management, Inc. has sole voting power with respect to 1,523,272 of such shares and sole dispositive power with respect to all of such shares.

(9)          The address of Polygon Investment Partners is 598 Madison Avenue, New York, New York 10022.

(10)   Includes 2,442,462 shares issuable upon conversion of the Company’s Series A Preferred Stock (including accrued dividends thereon) at a conversion price equal to $7.12 per share. The following entities and individuals may be deemed to have shared voting and dispositive power with respect to such shares: Polygon Global Opportunities Master Fund; Kings Road Investments Ltd. (excluding 15,678 shares of Common Stock which may be deemed to be beneficially owned by each of the other entities and individuals with shared voting and dispositive power with respect to all of such shares); Polygon Investments Ltd.; Polygon Investment Partners LLP; Polgyon Investment Partners LP; Polygon Investment Partners GP, LLC; Reade E. Griffith; Alexander E. Jackson; and Paddy Dear.

Executive Compensation

The following table sets forth certain information concerning the compensation of the Company’s Chief Executive Officer and each of the Company’s other executive officers who earned at least $100,000 during fiscal 2004 (collectively, the “Named Executive Officers”) for services in all capacities as officers of the Company during fiscal years 2004, 2003 and 2002. None of the Named Executive Officers earned any bonuses or compensation for the fiscal years other than as set forth in the table or received any restricted stock awards, stock appreciation rights or long-term incentive plan payouts.

Summary Compensation Table

	Fiscal	Annual Compensation		Long Term Compensation	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options (#)	Compensation ($)[1]
John W. Fara, Ph.D. President, Chief Executive Officer and Chairman	2004 2003 2002	452,178 427,054 386,584	135,000 170,000 247,500	67,500 — 175,000	1,856 2,236 2,041
John F. Hamilton Vice President, Finance and Chief Financial Officer	2004 2003 2002	265,928 251,339 231,032	50,000 60,000 40,000	25,000 — 40,000	1,856 2,236 2,040
Bret Berner, Ph.D. Vice President, Product Development	2004 2003 2002	247,701 231,642 216,582	80,000 70,000 50,000	40,000 — 50,000	2,906 3,196 3,209
John N. Shell Vice President, Operations	2004 2003 2002	238,270 226,270 215,828	50,000 40,000 40,000	25,000 — 40,000	2,887 2,772 2,824

(1)          Represents payments of term life and disability insurance premiums paid by the Company on behalf of the Named Executive Officers.

Option Grants in Last Fiscal Year

The following table sets forth certain information regarding grants of stock options made during the fiscal year ended December 31, 2004 to the Named Executive Officers. Since inception, the Company has not granted any stock appreciation rights.

					Potential
	Individual Grants[1]				Realizable
	Options	% of Total Options Granted to Employees in Fiscal	Exercise Price	Expiration	Value at Assumed Annual Rates of Stock Price Appreciation for Option Term[2]
Name	Granted (#)	Year[3]	($/sh)[4]	Date	5% ($)	10% ($)
John W. Fara, Ph.D.	67,500	11.8	5.08	12/20/14	215,648	546,494
John F. Hamilton	25,000	4.4	5.08	12/20/14	79,870	202,405
Bret Berner	10,000	1.8	4.91	9/02/14	30,879	78,253
	30,000	5.3	5.08	12/20/14	95,844	242,886
John N. Shell	25,000	4.4	5.08	12/20/14	79,870	202,405

(1)          The options reflected in this table were all granted under the Company’s 1995 Stock Option Plan (the “1995 Plan”) and the 2004 Equity Incentive Plan (the “2004 Plan”). The date of grant is ten years prior to the expiration date listed.

(2)          Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of the future Common Stock price.

(3)          Based on an aggregate of 571,250 options granted to employees of the Company in fiscal 2004.

(4)          Exercise price is the fair market value on the date of grant as determined in accordance with the 2004 Plan.

Aggregated Option Exercises in Last Fiscal Year and
Fiscal Year End Option Values

The following table sets forth certain information regarding the value of in-the money stock options held by the Named Executive Officers as of December 31, 2004. The value of unexercised options is considered to be the difference between the exercise price and market price of the Company’s Common Stock of $5.40 per share on December 31, 2004. No options were exercised by the Named Executive Officers during fiscal 2004.

	Number of Securities Underlying Unexercised Options at December 31, 2004 (#)		Value of Unexercised In-the-Money Options at December 31, 2004 ($)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
John W. Fara, Ph.D.	886,250	183,750	1,789,020	358,225
John F. Hamilton	291,250	56,250	452,113	87,300
Bret Berner, Ph.D.	205,000	67,500	268,088	108,725
John N. Shell	213,416	56,250	362,456	87,300

The Company did not make any awards during the fiscal year ended December 31, 2004 to any of the Named Executive Officers under any long-term incentive plan providing compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, excluding stock options.

Equity Compensation Plan Information

The following table sets forth certain information regarding securities authorized for issuance under the Company’s equity incentive plans during the fiscal year ended December 31, 2004. The Company’s equity compensation plans as of December 31, 2004 include the Company’s 1995 Stock Option Plan, the Company’s 2004 Equity Incentive Plan and the Company’s 2004 Employee Stock Purchase Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,346,620	$5.01	2,942,056
Equity compensation plans not approved by security holders	—	—	—
Total	4,346,620	$5.01	2,942,056

Stock Plans

2004 Equity Incentive Plan.   The 2004 Plan was adopted by the Company’s Board of Directors and approved by its shareholders in May 2004. The 2004 Plan provides for the grant of incentive stock options to employees of the Company, including officers, and for the grant of nonstatutory stock options and stock awards to employees, directors and consultants of the Company. The exercise price of incentive stock options stock options granted under the 2004 Plan must be at least 100% of the fair value of the common stock of the Company on the grant date. The term of an incentive stock option may not exceed 10 years from the date of grant. Options are exercisable on or after each vesting date in accordance with the terms set forth in the option agreement. The right to exercise options under the 2004 Plan generally vests at the rate of at least 25% by the end of the first year and then ratably in monthly installments over the remaining vesting period of the option. As of December 31, 2004, there were 2,942,056 shares available for future grant under the 2004 Plan and 557,944 shares subject to outstanding options. No more than ten percent of the 3,500,000 shares issuable under the 2004 Plan may be issued pursuant to stock awards. No stock awards have been granted under the 2004 Plan.

2004 Employee Stock Purchase Plan.   The Company’s 2004 Employee Stock Purchase Plan (the “ESPP”) was adopted by the Company’s Board of Directors and approved by its shareholders in May 2004. The ESPP is designed to allow eligible employees to purchase shares of the Company’s common stock through periodic payroll deductions. The price of the common stock purchased under the ESPP must be equal to at least 85% of the lower of the fair market value of the common stock on the commencement date of each offering period or the specified purchase date. In 2004, the Company sold 47,532 shares of common stock under the ESPP. As of December 31, 2004, Company had 452,468 common shares reserved for issuance under the ESPP.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the Audit Committee Report, the Compensation Committee Report and the Performance Graph which follow shall not be deemed to be incorporated by reference into any such filing.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Audit Committee operates under a written Audit Committee Charter that was adopted by the Board of Directors, a copy of which is available on the Company’s website at www.depomedinc.com. Each of the members of the Audit Committee meets the independence requirements currently set forth by the Nasdaq National Stock Market.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial and accounting matters.

In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited consolidated financial statements and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2004 included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004. This review included a discussion of the quality and the acceptability of the Company’s financial and disclosure reporting and controls, including the nature and extent of disclosures in the financial statements.

The Audit Committee also reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Statement No. 1. The Audit Committee discussed with the independent registered public accounting firm its independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board Statement No. 1.

In addition to matters discussed above, the Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope, plans and estimated costs of their audit. The Committee met with the independent registered public accounting firm periodically, with and without management present, to discuss the results of the independent registered public accounting firm’s examinations, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee also discussed the independent registered public accounting firm’s reviews of the quarterly financial statements, drafts of the quarterly and annual reports, and drafts of the respective press releases disclosing the financial highlights of the Company. The Audit Committee held seven meetings with management and the independent registered public accounting firm in fiscal 2004.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

AUDIT COMMITTEE
G. Steven Burrill
Peter D. Staple
Craig R. Smith, M.D.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of the Board of Directors is generally responsible for decisions concerning the compensation to be paid to the Company’s executive officers. The Committee consists of Messrs. Burrill, Stern and Proehl, each of whom is a non-employee director of the Company. It annually evaluates the performance of the executive officers in achieving the Company’s and each executive’s corporate objectives. In determining compensation policies, the Committee has access to compensation surveys for regional technology-based companies which compete with the Company in the recruitment of senior personnel and other executive compensation data and surveys.

Compensation Policies Affecting Executive Officers

In determining the compensation to be paid to the Company’s executive officers, the Committee employs compensation policies designed to align compensation with the Company’s overall business strategy, values and management initiatives. These policies are intended to (i) attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company, (ii) recognize individual initiative and achievement, (iii) reward executives for short-and long-term strategic management and the enhancement of shareholder value, and (iv) align management compensation with the achievement of the Company’s goals and performance. As a result, compensation may consist of salary and bonus, which provide current incentives, and stock options, which provide longer-term incentives.

Base salaries for new management employees are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for managerial talent, including a comparison of base salaries for comparable positions at similar companies of comparable size and capitalization.

The compensation to be paid to any individual executive has not been based on any particular mathematical formula. Rather, the Compensation Committee reviews corporate and individual objectives, accomplishments, performance and compensation as a whole for each executive (and all executives), as well as the recommendations of the Chief Executive Officer, and makes appropriate compensation determinations in the exercise of its business judgment.

Components of Compensation Program

The Company’s executive compensation program consists primarily of the components set forth below.

Base Salary.   Executive salaries are reviewed annually. Base salaries are generally targeted at the median of competitive data. Increases in base salary are governed by guidelines covering three factors: merit (an individual’s and the Company’s performance), market parity (to adjust salaries based on the competitive market involving peer companies) and promotions (to reflect increases in responsibility).

Cash Bonus.   Executive officers are eligible to receive annual cash performance bonuses, the actual awards being based on a combination of Company and individual performance. Cash bonuses are awarded upon individual achievement of goals and based upon the Company achieving specific milestone objectives.

Stock Options.   To reward and retain executive officers in a manner that best aligns their interests with shareholder interests, the Company uses stock options as its primary incentive vehicle. Stock options are granted with an exercise price equal to the fair market value of the underlying Common Stock on the date of grant and generally vest over four years to encourage retention of executive officers and reward long-term commitment to the Company.

Chief Executive Officer’s Compensation

In 2004, Dr. John Fara, the Company’s Chief Executive Officer, received a salary increase of approximately 6% over his 2003 salary. The Committee believes that Dr. Fara’s salary is currently in the mid-range of salaries for chief executive officers of other public technology-based companies of similar size and in the same geographic region as the Company. During 2004, Dr. Fara was granted stock options to purchase 67,500 shares of the Company’s Common Stock, vesting over four years and expiring in 2012. The exercise price of the option is $5.08 per share, the fair market value of the Company’s Common Stock on the date the option was granted. In 2004, Dr. Fara provided strong leadership to the Company in its achievement of strategic and financial objectives. Dr. Fara’s bonus for 2004 reflects the Company’s performance in attaining milestone objectives and his important contributions to the Company’s success in 2004, including NDA filings for the Company’s two lead product candidates and the advancement of the clinical development of other product candidates.

The Compensation Committee believes that the compensation program for executive officers during the year 2004 achieved the principal objectives for which it was designed.

COMPENSATION COMMITTEE
G. Steven Burrill
Julian N. Stern
Gerald T. Proehl

STOCK PRICE PERFORMANCE GRAPH

Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company’s Common Stock with the market value of the Nasdaq Stock Market (U.S. Companies) and the Center for Research in Security Prices Total Return Index for the Nasdaq Biotechnology Stocks for the five-year period ended December 31, 2004.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG DEPOMED INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ BIOTECHNOLOGY INDEX

* $100 invested on 12/31/99 in stock or index-
including reinvestment of dividends.
Fiscal year ending December 31.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In May 2002, the Company entered into a stock purchase agreement with Biovail, which provides Biovail with an option, which expires on July 9, 2005, to purchase additional shares of Common Stock that would give Biovail an ownership interest of up to 20% of the Company’s issued and outstanding Common Stock. If upon the exercise of the option, and at subsequent annual meetings of shareholders, Biovail and its subsidiaries own at least 20% of our issued and outstanding Common Stock, Biovail is entitled to designate nominees to serve on the Board as follows: (i) if the Board consists of one to four directors, Biovail has the right to designate one nominee; (ii) if the Board consists of five to nine directors, Biovail has the right to designate two nominees; (iii) if the Board consists of ten to fifteen directors, Biovail has the right to designate three nominees; and (iv) for each additional five directors beyond fifteen total directors, Biovail as the right to designate one additional nominee. However, if at the time of an annual meeting of shareholders after exercise of the option, Biovail and its subsidiaries own at least 10% and not more than 20% of the Company’s issued and outstanding Common Stock, Biovail is entitled to designate nominees to serve on the Board as follows: (i) if the Board consists of one to nine directors, Biovail has the right to designate one nominee; (ii) if the Board consists of ten to fifteen directors, Biovail has the right to designate two nominees; and (iii) for each additional five directors beyond fifteen total directors, Biovail has the right to designate one additional director.

The Company has entered into indemnification agreements with each of its current officers and directors pursuant to which the Company is obligated to indemnify such officers and directors for breaches of fiduciary duty to the fullest extent permitted by the California General Corporation Law.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and ten percent shareholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that its executive officers, directors and 10% shareholders complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2004, except that Craig R. Smith, M.D. failed to timely file a Form 4 in December 2004 covering the December 2004 grant of a stock option to purchase 10,000 shares of the Company’s Common Stock.

PROPOSAL NO. 2
Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young LLP, independent registered public accounting firm, to audit the financial statements, management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of the Company for the fiscal year ending December 31, 2005. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders of the Company for ratification. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Board is submitting this matter to the shareholders as a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP, and may retain that firm or another without re-submitting the matter to the Company’s shareholders. Even if shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the shareholders.

Relationship With Independent Registered Public Accounting Firm

General.   Ernst & Young LLP has been the independent registered public accounting firm that audits the financial statements of the Company since its inception. In accordance with standing policy and independence rules, Ernst & Young periodically changes the personnel who work on the audit.

Independent Registered Public Accounting Firm.   In addition to performing the audit of the Company’s consolidated financial statements, Ernst & Young LLP provided various other services during 2004. The aggregate fees billed for 2004 and 2003 for each of the following categories of services are set forth below:

Fee Category	Fiscal 2004 Fees	Fiscal 2003 Fees
Audit Fees	$365,000	$265,000
Audit-Related Fees	10,000	—
Tax Fees	17,000	16,000
Total Fees	$391,218	$281,000

Audit Fees.   Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or related engagements.

Audit-Related Fees.   Consists of fees billed for professional services rendered for advisory services related to compliance with the Sarbanes Oxley Act of 2002.

Tax Fees.   Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance.

There were no other fees billed for 2003 and 2004 other than those reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

SHAREHOLDER PROPOSALS

The Company’s Bylaws, as amended, provide that advance notice of a shareholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not earlier than one hundred fifty (150) days, and not later than one hundred twenty (120) days, prior to the anniversary of the mailing date of the proxy materials for the previous year’s annual meeting (except in the case of the 2005 annual meeting of shareholders, in which case notice must be received not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made).  However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the date contemplated at the time of the previous year’s proxy statement, this advance notice must be received not earlier than the 120th day prior to such annual meeting and not later than the 10th day following the day on which public announcement of the date of such meeting is first made.  Each shareholder’s notice must contain the following information as to each matter the shareholder proposes to bring before the annual meeting: (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the number of shares of the Company’s common stock which are owned beneficially and of record by such shareholder and such beneficial owner and (iii) whether such shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees.

A copy of the full text of the provisions of the Company’s Bylaws dealing with shareholder nominations and proposals is available to shareholders from the Secretary of the Company upon written request.

Under the rules of the SEC, shareholders who wish to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2006 Annual Meeting of Shareholders must submit such proposals so as to be received by the Company at 1360 O’Brien Drive, Menlo Park, California 94025, on or before December 23, 2005.  In addition, if the Company is not notified by December 23, 2005 of a proposal to be brought before the 2006 Annual Meeting by a shareholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

The Securities and Exchange Commission has approved a rule governing the delivery of annual disclosure documents. This rule allows the Company to send a single set of its Annual Report and this Proxy Statement to any household at which two or more shareholders of the Company reside, if it believes that the shareholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. This rule benefits both the Company and its shareholders as it reduces the volume of duplicate information received at a shareholder’s house and helps reduce the Company’s expenses. Each shareholder, however, will continue to receive individual proxy cards or voting instruction forms.

Shareholders that have previously received a single set of annual disclosure documents may request their own copy this year or in future years by contacting their bank, broker or other nominee record holder. The Company will also deliver a separate copy of the Annual Report and the Proxy Statement to any shareholder upon written request to Depomed, Inc., 1360 O’Brien Drive, Menlo Park, California 94025, Attention: Chief Financial Officer, or upon oral request by calling (650) 462-5900.

OTHER MATTERS

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.

THE BOARD OF DIRECTORS
Dated: April 21, 2005

PROXY	DEPOMED, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MAY 26, 2005

The undersigned shareholder of Depomed, Inc. (the “Company”) hereby appoints John W. Fara, Ph.D. and John F. Hamilton, and each of them with full power of substitution to each, the true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all of the shares of Common Stock of the Company held of record by the undersigned on April 5, 2005, at the Annual Meeting of Shareholders of the Company to be held on May 26, 2005 (the “Annual Meeting”) at 9:00 a.m. at 1360 O’Brien Drive, Menlo Park, California and any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED.  IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED FOR THE PROPOSALS.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS RELATING TO THE ANNUAL MEETING.

Item 1

To elect as directors, to hold office until the next meeting of shareholders and until their successors are elected, the seven (7) nominees listed below:

NOMINEES: John W. Fara, Ph.D., G. Steven Burrill, Gerald T. Proehl, John W. Shell, Ph.D.,
Craig R. Smith, M.D., Peter D. Staple and Julian N. Stern

☐  For

☐  Withheld

☐  ---------------------------------------------------------------------

For all nominees except as noted above

Item 2	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005. ☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ Mark here for address change and note below

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please have an authorized officer sign and indicate the full corporate name. If a partnership, please sign in partnership name by an authorized person.

Signature:

Date:

Signature:

Date:

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON IF YOU DESIRE.